THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------
Jean A. Arvis          Chairman of the Board of Directors
Thomas C. Barry        Director
John A. Bult           Director
Walter J.P. Curley     Director
Pierre H.R. Daviron    Director
Serge Demoliere        Director
Dirk Kipp              Director
Michel Longchampt      Director
Gregory L. Melville    Director
Michel A. Rapaccioli   Director
Moritz Sell            Director
John W. Spurdle, Jr.   Director

MANAGEMENT
--------------------------------------------------------------------------------
Pierre H.R. Daviron    President and Chief Investment Officer
Steven M. Cancro       Vice President and Secretary
Paul H. Schubert       Treasurer

ADMINISTRATOR
--------------------------------------------------------------------------------
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIAN
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------
PFPCInc. P.O. Box 43027
Providence, Rhode Island 02940-3027

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

COUNSEL
--------------------------------------------------------------------------------
Dechert LLP
30 Rockefeller Plaza
New York, New York 10112


                                   The France Growth Fund, Inc.       [LOGO]
                                   237 Park Avenue, Suite 900
                                   New York, New York 10017



[LOGO]    THE
          FRANCE
          GROWTH
          FUND, INC.


ANNUAL REPORT FOR
THE YEAR ENDED
DECEMBER 31, 2002

The Statue of Liberty, known officially as "Liberty Enlightening the World", was a gift to the United States from the people of France commemorating America's centennial in 1876. It was designed by French sculptor Auguste Bartholdi and engineered by Gustave Eiffel, but was not completed until 1884. Further delays in erecting the base motivated Joseph Pulitzer to lead a fundraising campaign which allowed the statue to be completed in 1886. This gesture of international friendship and goodwill has since become a symbol of freedom recognized around the world.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------

THE FUND

The France Growth Fund, Inc. (the "Fund") is a diversified, closed-end management investment company the shares of which trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investment primarily in French equity securities. Other investments may include listed French debt securities, unlisted French equity and debt securities and certain publicly traded equity and debt securities issued by non-French Western European issuers.

THE INVESTMENT ADVISER

At a meeting of the Board of Directors held on October 21, 2002, the Board of Directors approved the internalization of the portfolio management of the Fund, effective November 1, 2002 and named Pierre H.R. Daviron, President and Chief Investment Officer of the Fund. Prior to November 1, 2002, Credit Agricole Asset Management U.S. Advisory Services ("CAAM") was the Fund's investment adviser and manager. CAAMterminated its Investment Advisory and Management Agreement with the Fund effective October 31, 2002.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "France". The Fund's closing daily net asset value is available over the NASDAQ Mutual Fund Quotation Service. The Fund's NYSE trading symbol is "FRF".

Net asset value and market price information is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, as well as in other newspapers in tables captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PFPC Inc. at (800) 331-1710. Please also visit the Fund's website at www.FranceGrowthFund.com for additional information about the Fund.

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as "distributions") automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PFPC Inc. (the "Dividend Agent"), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by calling (800) 331-1710. If a shareholder has not previously elected to receive cash distributions and the Dividend Agent does not receive notice of an election to receive cash distributions from the shareholder prior to the record date of any distribution, the shareholder will automatically receive such distribution in additional shares of Common Stock of the Fund.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
General Information (continued)
--------------------------------------------------------------------------------

Distributions with respect to shares registered in the name of a broker or nominee will be reinvested under the Plan unless that service is not provided by the broker or nominee or unless the shareholder elects to receive distributions in cash by giving notice of such election as provided above. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name in order to participate in the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details.

If the Board of Directors of the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. Whenever the Fund's market price is equal to or exceeds net asset value at the time Common Stock is valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of Common Stock at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the distribution payment date, or if that date is not a trading day on the NYSE, the immediately preceding trading day. If net asset value exceeds the market price of the Common Stock at such time, or if the Fund should declare a dividend or capital gain distribution payable in cash, the Dividend Agent will, as agent for the participants, purchase shares of Common Stock in the open market, on the NYSE or elsewhere, for the participants' account on, or in any event within 30 days after, the payment date. In such case, the price of the shares for each participant will be the average market price at which the shares have been purchased by the Dividend Agent. If, before the Dividend Agent has completed its open market purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Dividend Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the distribution had been paid in Common Stock issued by the Fund.

Participants in the Plan may withdraw from the Plan by providing written notice to the Dividend Agent at least 30 days prior to the applicable dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for full shares credited to the account under the Plan will, upon request, be issued. Each participant has the right to receive certificates for full shares of Common Stock owned by such participant. Whether or not a participant requests a certificate for full shares, a cash payment will be made for any fraction of a share credited to such account.

The Dividend Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information required by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Dividend Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. The Dividend Agent will distribute all proxy soliciting material to participating shareholders.

There will be no charge to participants for reinvesting distributions. The Dividend Agent's fees for the handling of the reinvestment of distributions will be borne by the Fund. There will be no brokerage charges with respect to Common Stock issued directly by the Fund as a result of dividends or capital gain distributions payable either in Common Stock or in cash. However, each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Dividend Agent's open market purchases in connection with the reinvestment of distributions.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
General Information (concluded)
--------------------------------------------------------------------------------

The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. In the case of non-U.S. participants whose distributions are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Dividend Agent will reinvest distributions after deducting the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, as applied to any distribution paid subsequent to notice of the change sent to the members of the Plan, at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Fund by at least 90 days' written notice to members of the Plan. Participants may obtain additional information about the Plan from the Dividend Agent. All correspondence and inquiries concerning the Plan should be directed to the Dividend Agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by calling (800) 331-1710.

STOCK REPURCHASE PROGRAM

The Board of Directors adopted a stock repurchase program (the "Program") pursuant to which the Fund may purchase from time to time in the open market up to an aggregate of 10% per annum of the outstanding shares of its Common Stock, as long as the Common Stock is trading at a discount from net asset value. The Fund has not repurchased any shares of its Common Stock under the Program during the years ended December 31, 2002 and December 31, 2001.

VOLUNTARY ADVISORY FEE WAIVER

In 1998, Credit Agricole Asset Management U.S. Advisory Services, the former Investment Adviser instituted a voluntary policy in which it agreed to reduce its advisory fee by the same percentage, if any, as the Fund's shares were trading at a discount. For the period through October 31, 2002, in which it earned advisory fees, CAAM reduced its fee by the appropriate percentage.

OTHER INFORMATION

During the year ended December 31, 2002, with the exception of an investment policy adopted to comply with a new regulation applicable to the Fund under the Investment Company Act of 1940, there has been no (i) material changes in the principal risk factors associated with investment in the Fund or (ii) material changes in the Fund's investment objectives or policies. The new investment policy provides that under normal circumstances, at least 80% of the Fund's net assets will be invested in French equity securities, at least 65% of which will be listed on one or more of the French Stock Exchanges. This policy is not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval upon the giving of notice to the shareholders as provided by Rule 35d-1 promulgated under the Investment Company Act of 1940. On August 30, 2002, CAAM terminated its Investment Advisory and Management Agreement effective October 31, 2002. On November 1, 2002, the Fund began internally managing its investment portfolio.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholder:

The year 2002 was a turning point for The France Growth Fund. Progress towards European integration coupled with adoption of the Euro challenged the Fund's Board of Directors to develop a means of giving the Fund's shareholders a way to take advantage of the new opportunities presented in the pan-European marketplace. We proposed amending the Fund's investment parameters so that its portfolio could be diversified across investment managers as well broadening our investment strategy.

An active Board committee, led by Pierre H.R. Daviron, worked carefully with the Fund's Adviser and its legal counsel for many months to fashion an innovative response to the new position of France as part of a powerful European market. The proposal was unanimously approved by the Fund's Board.

Although 59% of shareholders voted in favor of this pan-European proposal at the June Shareholders Meeting, the Investment Company Act of 1940 requires a 66 2/3% super majority vote to approve this type of action. Given the significant level of shareholder interest in this new investment strategy, the Board of Directors decided to explore the possibility of investing more broadly in Europe and diversifying the portfolio through investment in other qualifying funds to the extent permissible under the Fund's original mandate. However, the Fund's Adviser was not persuaded that this approach would be worthwhile for them and gave the Fund notice of its decision to terminate its advisory relationship with the Fund.

Given the Adviser's resignation, the Directors carefully reviewed the Fund's options. We considered the goal of the Fund when it was formed in 1990, which was to provide U.S. retail investors with an investment opportunity not otherwise available to them. After careful consideration, the majority of the directors determined that the Fund should continue to meet the needs of its long-term, retail investors by internalizing its portfolio management and by continuing to investigate ways in which it could offer a more contemporary investment vehicle. The Fund was fortunate in being able to turn to Mr. Daviron, an experienced portfolio manager and its initial Chairman, to manage the Fund's investment portfolio.

As the Chairman of the Fund since 1993, I want to express my heart-felt appreciation for the dedication and vision of the Board. Their efforts in the past year were exceptional. I also want to express my same appreciation for the support you gave us. I hope that we can continue to share a common vision of the opportunity that The France Growth Fund can provide to American investors as this new year, and the European economy in which France is a key player, unfolds.




Jean A. Arvis
Chairman

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Management Remarks
--------------------------------------------------------------------------------

Dear Shareholder:

As equity markets continued to fall sharply in 2002, The France Growth Fund assets experienced another substantial decline from $104.3 million to $80.5 million. Consequently, the Fund distributed no dividends in 2002.

The tables below show the Fund market price and net asset value per share throughout 2002 and compare investment returns against the relevant benchmark.

                                   ---------------------------------------------
                                          SHARE                NET ASSET VALUE
                                          PRICE                   PER SHARE
--------------------------------------------------------------------------------
  12/31/2001                              $7.33                     $8.64
--------------------------------------------------------------------------------
  6/30/2002                               $6.95                     $8.15
--------------------------------------------------------------------------------
  12/31/2002                              $5.70                     $6.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      SHARE                             SBF 120
  TOTAL RETURN                        PRICE      NET ASSET VALUE         INDEX
--------------------------------------------------------------------------------
  12/31/01 to 12/31/02               (22.2%)          (22.8%)           (19.6%)
--------------------------------------------------------------------------------
  12/31/01 to 6/30/02                 (5.2%)           (5.7%)            (4.0%)
--------------------------------------------------------------------------------
  6/30/02 to 12/31/02                (18.0%)          (18.2%)           (16.3%)
--------------------------------------------------------------------------------

On November 1, 2002, portfolio management of the Fund was internalized. The table below presents the performance of the Fund for the periods prior to and following internalization.

--------------------------------------------------------------------------------
                                                                  MANAGER FOR
  TOTAL RETURN            NET ASSET VALUE       BENCHMARK*        THE PERIOD
--------------------------------------------------------------------------------
  12/31/01 to 10/31/02         (24.1%)            (21.1%)       Credit Agricole
                                                               Asset Management
--------------------------------------------------------------------------------
  11/1/02 to 12/31/02            1.7%               1.4%           Internal
--------------------------------------------------------------------------------

* The Fund used the SBF 120 Index as its benchmark until October 31, 2002. The Board of Directors adopted the MSCI France Index (net, USD) as the Fund's benchmark beginning November 1, 2002.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Management Remarks (continued)
--------------------------------------------------------------------------------

INVESTMENT POLICY

Since portfolio management was internalized, the portfolio has been significantly refocused. The objective of the Fund is to generate investment return, after expenses, in excess of the MSCI France Index. We believe this can only be achieved by investing in companies with strong competitive positions, which are creating value for shareholders by generating returns well in excess of their cost of capital, and by buying these stocks when their market value is substantially lower than their intrinsic value. Disciplined stock selection will justify the construction of a concentrated portfolio which has a relatively low correlation to its benchmark.

Since November 1, 2002, we have begun to refocus the portfolio and reduce the number of positions held.

                      ----------------------------------------------------------
                                 10/31/2002                    12/31/2002
                      ----------------------------------------------------------
                            PERCENT       NUMBER OF      PERCENT       NUMBER OF
                         OF NET ASSETS   SECURITIES   OF NET ASSETS   SECURITIES
--------------------------------------------------------------------------------
  France Large Cap           87.7%          42            82.8%           27
--------------------------------------------------------------------------------
        Small Cap*            4.4%           8             6.8%            7
--------------------------------------------------------------------------------
  Europe                      6.5%           4             7.8%            7
--------------------------------------------------------------------------------
  Cash / Other                1.4%                         2.6%
--------------------------------------------------------------------------------
  Total                       100%          54             100%           41
--------------------------------------------------------------------------------

* Companies with market capitalization of less than euro 2.5 billion


As quality, stable growth companies appear to be relatively overpriced, we are reducing the Fund's exposure to these stocks. Moreover, we believe that cyclical stocks are unattractive considering the high level of political and economic uncertainty. On the other hand, we have been selectively building positions in smaller companies that offer strong fundamentals and compelling valuation. Our strategy of refocusing and concentrating our portfolio is balanced by the need to comply with regulatory and diversification rules.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Management Remarks (continued)
--------------------------------------------------------------------------------

EXPENSE RATIO

The expense ratio in 2002 was 3.4%, compared to 1.8% in 2001. Total net expenses in 2002 amounted to $3.1 million and $2.2 million in the previous year. While the decline in Fund assets partly explains the increase in the expense ratio, the increase in total net expenses were due to specific non-recurring items which are identified below. The expenses incurred as a result of these items approximated $1,073,000 and were comprised of the following (in thousands):

1. Proposal to shareholders to amend the Fund's investment parameters       $463
2. Proxy contest as a result of dissident shareholders nominating an
   alternate slate of Directors                                             $ 52
3. Review of alternative investment options with the Investment Adviser     $183
4. Review of options following termination of advisory relationship,
   which led to the decision to internalize portfolio management            $182
5. Non-recurring start-up expenses to establish internal management
   operations                                                               $ 30
6. Certain other work performed by Fund Counsel and Counsel to the
   Independent Directors at the request of the Board                        $163

Concurrent with the decision to internalize management of the Fund, the Board approved an annual operating budget of $1.45 million, based on Fund net assets of $75 million. It is worth noting that the budgeted internalized portfolio management expenses are expected to be substantially lower than the net advisory fee arrangement under the previous Adviser.

TAX LOSSES

As a result of the equity market decline of the past three years, the Fund suffered substantial tax losses. As of January 1, 2003, realized and unrealized tax losses amounted to $42.2 million, the majority of which will not expire before December 31, 2010. These tax losses could provide a considerable tax advantage to shareholders of the Fund, as tax losses can be used to offset future capital gains resulting in minimizing taxable capital gains in the future.

The Fund's investment results have been disappointing over the past three years. As the newly appointed President and Chief Investment Officer, I am committed to creating value for our shareholders through the disciplined implementation of our investment strategy. Particular attention will be placed on effectively managing the Fund's expenses to ensure optimum performance as we grow in the years ahead.




Pierre H. R. Daviron
President and Chief Investment Officer

The France Growth Fund, Inc.
--------------------------------------------------------------------------------
Management Remarks (continued)
--------------------------------------------------------------------------------

              AT DECEMBER 31, 2002, THE FUND'S TEN LARGEST HOLDINGS
                         REPRESENTED 52.2% OF NET ASSETS


                    ----------------------------------------
                                   SECURITIES
                    ----------------------------------------
                                 TOTAL FINA ELF
                                     AVENTIS
                                   BNP PARIBAS
                                     L'OREAL
                                SOCIETE GENERALE
                                SANOFI SYNTHELABO
                                      SUEZ
                                  GROUPE DANONE
                                       AXA
                                  PERNOD-RICARD
                    ----------------------------------------

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Management Remarks (concluded)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PORTFOLIO ACTIVITY:
                              10/31/02 TO 12/31/02

---------------------------------------------------------------------------------------------------------
                      BOUGHT                  ADDED                REDUCED                SOLD
---------------------------------------------------------------------------------------------------------
  LARGE CAP      DASSAULT SYSTEMES             SUEZ                L'OREAL                 AGF
                                              VINCI               CARREFOUR                LVMH
                                               ACCOR              DEXIA (BE)              ALCATEL
                                              RALLYE               BOUYGUES              PEUGEOT
                                              ESSILOR         VIVENDI UNIVERSAL           THOMSON
                                             UNIBAIL                                     SCHNEIDER
                                             LAFARGE                                     LAGARDERE
                                             MICHELIN                                   AIR LIQUIDE
                                          PERNOD-RICARD                                  EADS (NL)
                                          GROUPE DANONE                                 CAP GEMINI
                                         SOCIETE GENERALE                              SAINT GOBAIN
                                         SODEXHO ALLIANCE                            CREDIT LYONNAIS
                                         SANOFI SYNTHELABO                            CASINO GUICHARD
                                      STMICROELECTRONICS (NL)                        PINAULT PRINTEMPS
                                                                                    AUTOROUTES DU SUD
                                                                                   VIVENDI ENVIRONNEMENT
---------------------------------------------------------------------------------------------------------
  SMALL CAP          TRIGANO                  REXEL                                        ATOS
                     NEOPOST                  IMERYS                                      HAVAS
                      MEDIDEP                                                             SAGEM
                     CEGEDIM                                                              ALSTOM
                    BONDUELLE                                                           BEGHIN-SAY
                    URBIS (SP)                                                       TECHNIP-COFLEXIP
                    SERCO (UK)
                  YULE CATTO (UK)
               HANNOVER RUECK. (GR)
---------------------------------------------------------------------------------------------------------

The France Growth Fund, Inc.
--------------------------------------------------------------------------------
Portfolio of Investments

December 31, 2002
--------------------------------------------------------------------------------

EQUITIES--97.38%
-----------------------------------------------------

   Shares                                     Value
   ------                                    -------
FRANCE--89.61%
  CONSUMER DISCRETIONARY--11.07%
     50,800 Accor SA .................... $ 1,537,340
     47,500 Compagnie Generale des
              Establissements Michelin ..   1,636,707
      7,761 Hermes International ........   1,070,985
     35,466 Renault SA ..................   1,665,352
     46,720 Sodexho Alliance SA .........   1,077,793
     29,300 Trigano .....................     711,875
     75,000 Vivendi Universal SA ........   1,210,346
                                          -----------
                                            8,910,398
                                          -----------
  CONSUMER STAPLES--17.84%
     11,000 Bonduelle S.C.A .............     777,432
     60,000 Carrefour SA ................   2,669,526
     22,678 Groupe Danone ...............   3,048,615
     45,000 L'Oreal SA ..................   3,423,417
     27,961 Pernod-Ricard SA ............   2,706,227
     44,661 Rallye SA ...................   1,728,551
                                          -----------
                                           14,353,768
                                          -----------
  ENERGY--14.62%
     82,434 Total Fina Elf SA ...........  11,764,524
                                          -----------
  FINANCIALS--14.87%
    204,833 Axa .........................   2,747,137
     92,976 BNP Paribas SA ..............   3,785,717
     58,002 Societe Generale ............   3,375,560
     28,900 Unibail .....................   2,054,648
                                          -----------
                                           11,963,062
                                          -----------
  HEALTH CARE--13.52%
     85,582 Aventis SA ..................   4,648,598
     12,469 Cegedim SA ..................     536,075
     40,000 Essilor International SA ....   1,646,302
     43,000 MEDIPEP SA (a) ..............     692,128
     55,000 Sanofi Synthelabo SA ........   3,359,452
                                          -----------
                                           10,882,555
                                          -----------


   Shares                                     Value
   ------                                    -------
FRANCE--(CONCLUDED)
  INDUSTRIALS--4.61%
     26,100 Neopost SA (a) .............. $   840,212
     22,165 Rexel SA ....................     747,935
     18,420 Thales SA ...................     487,323
     29,000 Vinci SA ....................   1,632,985
                                          -----------
                                            3,708,455
                                          -----------
  INFORMATION TECHNOLOGY--1.73%
     35,000 Dassault Systemes SA ........     753,839
    142,660 Wanadoo (a) .................     638,763
                                          -----------
                                            1,392,602
                                          -----------
  MATERIALS--4.44%
      8,927 Imerys SA ...................   1,127,047
     32,500 Lafarge SA ..................   2,446,908
                                          -----------
                                            3,573,955
                                          -----------
  TELECOM SERVICES--3.01%
     43,000 Bouygues SA .................   1,200,290
    177,025 Orange SA (a) ...............   1,223,291
                                          -----------
                                            2,423,581
                                          -----------
  UTILITIES--3.90%
    181,000 Suez SA .....................   3,139,236
                                          -----------
  TOTAL FRANCE EQUITIES                    72,112,136
                                          -----------
BELGIUM--0.99%
  FINANCIALS--0.99%
     65,000 Dexia .......................     795,415
                                          -----------
GERMANY--1.05%
  FINANCIALS--1.05%
     33,500 Hannover
              Rueckversicherungs AG .....     844,831
                                          -----------
LUXEMBOURG--0.65%
  MATERIALS--0.65%
     42,615 Arcelor (a) .................     523,721
                                          -----------
NETHERLANDS--2.22%
  INFORMATION TECHNOLOGY--2.22%
     91,011 STMicroelectronics...........   1,782,710
                                          -----------

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Portfolio of Investments (concluded)

December 31, 2002
--------------------------------------------------------------------------------


EQUITIES--(CONCLUDED)
-----------------------------------------------------

   Shares                                     Value
   ------                                    -------
SPAIN--0.96%
  FINANCIALS--0.96%
    130,000 Immobiliaria Urbis SA ....... $   777,013
                                          -----------
UNITED KINGDOM--1.90%
  INDUSTRIALS--0.93%
    305,000 Serco Group PLC .............     751,120
                                          -----------


   Shares                                     Value
   ------                                    -------
UNITED KINGDOM--(CONCLUDED)
  MATERIALS--0.97%
    174,000 Yule Catto & Company PLC .... $   779,996
                                          -----------
    TOTAL UNITED KINGDOM EQUITIES .......   1,531,116
                                          -----------
TOTAL INVESTMENTS
 (cost--$82,591,751)--97.38% ............  78,366,942
OTHER ASSETS LESS LIABILITIES--2.62% ....   2,105,131
                                          -----------
NET ASSETS (applicable to 12,072,000
  shares; equivalent to $6.67 per
  share)--100.00% ....................... $80,472,073
                                          ===========

----------
(a) Non-income producing security.


                 See accompanying notes to financial statements.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 2002
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost--$82,591,751) ...... $ 78,366,942
    Cash (including euros of $3,131,322 with a cost of $3,086,781)    3,213,589
    Dividends receivable .........................................        4,902
    Receivable for avoir fiscal ..................................      255,297
    Prepaid expenses and other assets ............................      256,609
                                                                   ------------
        Total assets .............................................   82,097,339
                                                                   ------------
LIABILITIES:
    Payable for investments purchased ............................    1,373,897
    Administration fee payable ...................................        8,156
    Accrued expenses .............................................      243,213
                                                                   ------------
        Total liabilities ........................................    1,625,266
                                                                   ------------
NET ASSETS:
    Common stock, $0.01 par value; 12,072,000 shares issued and
      outstanding (100,000,000 shares authorized) ................      120,720
    Additional paid-in-capital ...................................  122,598,142
    Accumulated net realized loss ................................  (38,061,818)
    Net unrealized depreciation on investments and other assets
      and liabilities denominated in euros .......................   (4,184,971)
                                                                   ------------
        Net assets applicable to shares outstanding .............. $ 80,472,073
                                                                   ============
NET ASSET VALUE PER SHARE ........................................        $6.67
                                                                          =====




                 See accompanying notes to financial tatements.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends, including $236,303 of avoir fiscal (net of
      French withholding taxes of $295,752) .......................... $1,824,704
    Interest .........................................................      1,839      $  1,826,543
                                                                       ----------      ------------
EXPENSES:
    Legal fees .......................................................    953,877
    Advisory fees ....................................................    695,282
    Directors' expenses ..............................................    246,761
    Directors' meeting fees ..........................................    240,694
    Custodian and accounting fees ....................................    207,840
    Audit fees .......................................................    128,144
    Shareholder meetings and relations expense .......................    114,391
    Reports to shareholders ..........................................    110,858
    Administration fees ..............................................    108,759
    Internalized fund operations, salaries and consultants ...........    108,638
    Insurance expense ................................................     56,190
    New York Stock Exchange listing fee ..............................     33,250
    Transfer agent fees ..............................................     30,574
    Office space, general expenses and trading services ..............     29,952
    Other expenses ...................................................     73,052
                                                                       ----------
    Total expenses ...................................................  3,138,262
    Less: fees waived ................................................    (82,957)
                                                                       ----------
    Net expenses .....................................................                    3,055,305
                                                                                       ------------
    Net investment loss ..............................................                   (1,228,762)
                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on:
      Investments ....................................................                  (27,602,957)
      Futures contracts ..............................................                     (499,760)
      Options ........................................................                      (24,560)
      Foreign currency transactions ..................................                      244,717
    Net change in unrealized appreciation/depreciation on:
      Investments ....................................................                    5,294,410
      Futures contracts ..............................................                      (22,104)
      Other assets and liabilities denominated in euros ..............                       41,165
                                                                                       ------------
    Net realized and unrealized loss on investments, futures
      contracts, options and foreign currency transactions ...........                  (22,569,089)
                                                                                       ------------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ................                 $(23,797,851)
                                                                                       ============




                 See accompanying notes to financial statements.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           FOR THE YEAR        FOR THE YEAR
                                                                               ENDED               ENDED
                                                                         DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                         -----------------   -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment loss .................................................  $ (1,228,762)       $   (744,321)
    Net realized loss on investments, futures contracts, options
      and foreign currency transactions .................................   (27,882,560)         (9,624,439)
    Net change in unrealized appreciation/depreciation of investments, futures contracts, options and other assets and liabilities
      denominated in euros ..............................................     5,313,471         (30,472,328)
                                                                           ------------        ------------
    Total loss from investment operations ...............................   (23,797,851)        (40,841,088)
                                                                           ------------        ------------
DISTRIBUTIONS:
    From net realized gain on investments ...............................       --               (1,626,435)
    From paid-in-capital ................................................       --               (2,737,593)
                                                                           ------------        ------------
    Total distribution ..................................................       --               (4,364,028)
                                                                           ------------        ------------
CAPITAL STOCK TRANSACTIONS:
    Cost of shares repurchased pursuant to tender offer .................       --              (32,323,285)
                                                                           ------------        ------------
    Net decrease in net assets ..........................................   (23,797,851)        (77,528,401)
NET ASSETS:
    Beginning of year ...................................................   104,269,924         181,798,325
                                                                           ------------        ------------
    End of year .........................................................  $ 80,472,073        $104,269,924
                                                                           ============        ============








                 See accompanying notes to financial statements.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 2002
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the "Fund") was incorporated in the State of Maryland on February 20, 1990 as a diversified, closed-end management investment company.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they are traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that sales of open futures contracts are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at December 31, 2002. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in euros are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in euros (the "Federal Reserve Exchange Rate"), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. FEDERAL TAX STATUS--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2002, the Fund had a net capital loss carryforward of $26,897,148 which will expire as follows: $527,910 on December 31, 2009 and $26,369,238 on December 31, 2010. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed. In accordance with U.S. Treasury regulations, the Fund has elected to defer $9,635,941 of realized capital losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on January 1, 2003.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

FRENCH WITHHOLDING TAX--Generally dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the Fund may be entitled to recover a credit ("avoir fiscal") for French taxes paid by a French company with respect to such dividend, currently equal to 12.75% of the dividend amount (15% credit less 15% withholding tax on such credit). In certain circumstances, such as if a precompte tax (the tax on dividends paid out of a French company's profits that have not been subject to French corporate income tax at the standard rate or have been earned more than five years ago) is assessed on the dividend, the Fund may be entitled to recover up to 50% avoir fiscal, currently equal to 42.5% (50% credit less 15% withholding tax on such credit). The Fund may make such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Effective January 1, 2002, the definition of a dividend has been narrowed to include only (1) dividends decided by the French company's annual general meeting where the company's accounts are approved and (2) interim distributions that qualify as dividends and are decided before the annual general meeting. Although this narrowed definition gives French companies some flexibility with planning around the precompte tax, it potentially decreases the total tax credit available for nonresident investors. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in euros are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing euro denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation/depreciation of investments, futures contracts and other assets and liabilities denominated in euros. Net realized gain (loss) on foreign currency transactions is treated as ordinary income (loss) for income tax reporting purposes.

FUTURES CONTRACTS--The Fund may seek to hedge all or a portion of its investments or to maintain a fully invested position through the use of securities index and financial futures contracts. Upon entering into a

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

futures contract, the Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. On the expiration date, payments are made or received by the Fund reflecting the aggregate change in the value of the contract. Upon the closing of a contract, the Fund will recognize a realized gain or loss.

Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from the composition of the index underlying such futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position. The Fund is also subject to risk should the counterparty to a futures contract not perform under the contract.

During the year ended December 31, 2002, the Fund entered into securities index futures contracts with Carr Futures SNC, an affiliate of the former Investment Adviser, Credit Agricole Asset Management U.S. Advisory Services. At December 31, 2002, the Fund had no open securities index futures contracts.

OPTION  TRANSACTIONS--For  hedging  purposes,  the Fund may  purchase  and write
(sell) put and call options on French securities and security indices. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option and the losses realized could be unlimited. Exercise of an option written by the Fund could result in the Fund buying or selling a security or currency at a price different from the current market value. The Fund did not write any options during the year ended December 31, 2002.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As a result of permanent book/tax differences, the Fund's accumulated net investment loss was decreased by $1,774,424, accumulated net realized loss was increased by $244,717, and additional paid-in capital was

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

decreased by $1,529,707, relating to realized foreign currency losses and a net operating loss for the year ended December 31, 2002. Net income and net assets were not affected by such reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                                    2002                2001
                                                   -------           ----------
    Long-term capital gains .....................  $     0           $1,626,435
    Return of capital ...........................        0            2,737,593
                                                   -------           ----------
                                                   $     0           $4,364,028
                                                   =======           ==========

At December 31, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows:

    Currently distributable ordinary income ...................... $          0
    Less: cumulative timing differences ..........................            0
                                                                   ------------
    Distribution of ordinary income .............................. $          0
                                                                   ============
    Tax basis capital loss carryover ............................. $(26,897,148)
    Plus cumulative timing differences ...........................   (9,635,941)
                                                                   ------------
    Accumulated capital loss ..................................... $(36,533,089)
                                                                   ============
    Unrealized depreciation ...................................... $ (5,713,700)
                                                                   ============

The differences between book and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales. The cumulative timing differences primarily consist of foreign taxes accrued but not paid as well as post October losses at December 31, 2002.


INTERNALIZED MANAGEMENT

At a meeting of the Board of Directors (the "Board") held on October 21, 2002, the Board approved the internalization of the portfolio management of the Fund, effective November 1, 2002 and named Pierre H.R. Daviron, a member of the Board, President and Chief Investment Officer of the Fund. Mr. Daviron, the sole employee of the Fund, is responsible for the Fund's investment process. As complete compensation for his services, the Fund has paid or accrued approximately $30,775 to Mr. Daviron for the period November 1, 2002 through December 31, 2002. Such amount is included in "Internalized fund operations, salaries and consultants" expense in the Statement of Operations.

In addition, the Fund has entered into certain consultancy arrangements to provide investment research and administrative support services. For the period November 1, 2002 through December 31, 2002, the Fund has paid or accrued $77,863 for these services. Such amounts are included in "Internalized fund operations, salaries and consultants" expense in the Statement of Operations.

On October 21, 2002, the Fund entered into a monthly operating lease and buy side trading agreement (the "Agreement") for office space and trading services with ABN Amro. The monthly rental expense for office space is $1,850 per month. For the period November 1, 2002 through December 31, 2002, the Fund has paid or accrued $3,700 in connection with the rental of office space; such amount is included in "Office space, general expenses and trading services" in the Statement of Operations. In connection with the

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Agreement, the Fund pays ABN Amro a buy side service fee for execution of trades of .05% of the market value of such trades. For the period November 1, 2002 through December 31, 2002, the Fund paid or accrued $6,685 in connection with this service, such amount is included in "Office space, general expenses and trading services" in the Statement of Operations. The Agreement may be terminated at any time.

In connection with the internalized management of the Fund for the period November 1, 2002 through December 31, 2002, the Fund has paid or accrued an aggregate of $138,590, which represents approximately 4.4% of gross fund expenses.

INVESTMENT ADVISER AND ADMINISTRATOR

Prior to November 1, 2002, Credit Agricole Asset Management U.S. Advisory Services ("CAAM") was the Investment Adviser and Manager of the Fund. On October 31, 2002, CAAM terminated its Investment Advisory and Management Agreement ("Advisory Agreement") with the Fund. In accordance with the Advisory Agreement, CAAM provided investment advisory services, made investment decisions and supervised the acquisition and disposition of securities and other investments held by the Fund and provided other portfolio management services. As compensation for its services, CAAM was paid a monthly fee at an annual rate of 0.90% of the value of the Fund's average weekly net assets up to $100 million and 0.80% of such net assets in excess of $100 million. During the period January 1, 2002 through October 31, 2002, CAAM voluntarily waived $82,957 of its fees.

UBS Global Asset Management (US) Inc. ("UBS Global AM")(the "Administrator"), an indirect wholly-owned asset management subsidiary of UBSAG, has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid a monthly fee at an annual rate of 0.12% of the value of the Fund's average weekly net assets up to $100 million, 0.10% on the next $100 million of such net assets, and 0.08% on such net assets in excess of $200 million.

TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2002, Cheuvreux de Virieu, a direct subsidiary of the Credit Agricole Group, received $16,247 in brokerage commissions as a result of executing agency transactions on investment securities and futures contracts on behalf of the Fund. The Fund also paid $7,798 to UBSWarburg, an indirect wholly owned subsidiary of UBSAGand an affiliate of the Administrator, in brokerage commissions. In addition, Credit Agricole Indosuez earned fees of approximately $16,013 in its capacity as subcustodian for the Fund.

An employee of UBS PaineWebber, Inc., an indirect wholly owned subsidiary of UBS AG and an affiliate of the Administrator, serves as a director of the Fund. An employee of the Administrator serves as Treasurer of the Fund.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2002, was $84,120,479. Accordingly, net unrealized depreciation of investments of $5,753,537 was composed of gross appreciation of $4,597,422 for those investments having an excess of value over cost and gross depreciation of $10,350,959 for those investments having an excess of cost over value.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

For the year ended December 31, 2002, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $74,176,492 and $77,009,898, respectively.

CAPITAL STOCK

There were 12,072,000 shares of $0.01 par value capital stock outstanding as of December 31, 2002. The Fund did not repurchase any shares of its common stock under the stock repurchase program during the years ended December 31, 2002 and December 31, 2001.

Shares can be repurchased pursuant to the Fund's stock repurchase program approved by the Fund's Board of Directors authorizing the Fund to purchase up to an aggregate of 10% of the outstanding shares of its common stock.

On December 18, 2000, the Board of Directors approved a tender offer in an effort to further enhance shareholder value. The tender offer commenced on January 31, 2001 and expired at midnight on February 28, 2001 (the "Expiration Date"). Under the terms of the offer, the Fund purchased 20% of its outstanding shares (or 3,018,000 shares) at a price equal to $10.6624 per share, representing 98% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the Expiration Date. In connection with the tender offer, the Fund purchased 3,018,000 shares of common stock at a total cost of $32,323,285, including $144,162 of expenses incurred to perform the tender offer.

All shares repurchased pursuant to the tender offer have been retired by the Fund.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

    Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                      2002(a)      2001           2000          1999           1998
                                                     -------     --------      --------       --------       --------
Net asset value, beginning of year ................. $  8.64     $  12.05      $  18.13       $  16.41       $  13.12
                                                     -------     --------      --------       --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) .......................   (0.10)       (0.06)(b)     (0.08)          0.01           0.06
Net realized and unrealized gain (loss) on
  investments, options, futures contracts and
foreign currency transactions ......................   (1.87)       (3.03)(b)     (2.11)          5.50           5.26
                                                     -------     --------      --------       --------       --------
        Total income (loss) from investment
          operations ...............................   (1.97)       (3.09)        (2.19)          5.51           5.32
                                                     -------     --------      --------       --------       --------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income .........................      --           --            --          (0.00)(c)         --
From net realized gain on investments ..............      --        (0.13)        (3.91)         (3.80)         (2.03)
From paid-in-capital ...............................      --        (0.23)           --             --             --
                                                     -------     --------      --------       --------       --------
        Total dividends and distributions ..........      --        (0.36)        (3.91)         (3.80)         (2.03)
                                                     -------     --------      --------       --------       --------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of:
  Shares repurchased pursuant to the tender offer ..      --         0.04            --             --             --
  Shares repurchased pursuant to the stock
    repurchase program .............................      --           --          0.02           0.01             --
                                                     -------     --------      --------       --------       --------
        Total capital share transactions ...........      --         0.04          0.02           0.01             --
                                                     -------     --------      --------       --------       --------
Net asset value, end of year ....................... $  6.67     $   8.64      $  12.05       $  18.13       $  16.41
                                                     =======     ========      ========       ========       ========
Market value, end of year .......................... $  5.70     $   7.33      $  10.50       $  15.31       $  13.63
                                                     =======     ========      ========       ========       ========
TOTAL INVESTMENT RETURN: (d) .......................  (22.24)%     (27.36)%       (7.00)%        45.93%         48.20%
                                                     =======     ========      ========       ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted) ............ $80,472     $104,270      $181,798       $277,024       $251,876
Ratio of expenses to average net assets,
  net of fee waivers (e) ...........................    3.37%        1.83%         1.44%          1.33%          1.38%
Ratio of net investment income (loss) to average
  net assets, net of fee waivers (e) ...............   (1.35)%      (0.61)%       (0.53)%         0.07%          0.38%
Portfolio turnover .................................      83%          86%           82%            48%            47%

----------
(a) Investment advisory functions for the Fund were transferred from Credit Agricole Asset Management U.S. Advisory Services to internal management on November 1, 2002.
(b) Based on average daily shares outstanding during the year ended December 31, 2001.
(c)  Dividend equal to $0.0025 per share.
(d) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(e) Credit Agricole Asset Management U.S. Advisory Services waived a portion of its fees during the period January 1, 2002 through October 31, 2002 and for each of the years ended December 31, 2001, 2000, 1999 and 1998. If such waivers had not been made, the ratio of expenses to average net assets would have been 3.46%, 1.93%, 1.55%, 1.46%, and 1.46%, respectively, and the ratio of net investment income (loss) to average net assets would have been (1.45)%, (0.70)%, (0.64)%, (0.06)% and 0.30%, respectively.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The France Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The France Growth Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036

February 7, 2003

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Supplemental Information (unaudited)
--------------------------------------------------------------------------------

BOARD OF DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations and each of whom serves a 3 year term of office. The table below shows, for each Director and Officer, his name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director's or Officer's principal occupations during the last five years, and other directorships held by such Director.

INDEPENDENT DIRECTORS

                                                 TERM OF                                         OTHER
                               POSITIONS       OFFICE AND           PRINCIPAL                DIRECTORSHIPS
                               HELD WITH        LENGTH OF         OCCUPATION(S)                 HELD BY
NAME, ADDRESS AND AGE         REGISTRANT       TIME SERVED     DURING PAST 5 YEARS             DIRECTOR
---------------------         ----------      ------------     -------------------           -------------
Jean A. Arvis                 Chairman of     Chairman since   French Federation of         Director, Axa Equity
Vendome Rome Management       the Board of    1993             Insurance Companies          and Law, Fonciere
35 Rue de Rome                Directors                        (since March 1997)           Lyonnaise, AIG
Paris, France 75008                                            Special Advisor, American    Banque, Sofrace
Age: 67                                                        International Group          (Liban), New London PLC
                                                               (since January 1993).

Thomas C. Barry               Director        Director since   President and Chief          LEVCO Series Trust
Zephyr Management, Inc.                       1990             Executive Officer, Zephyr
320 Park Avenue                                                Management, Inc. (since
New York, NY 10022                                             December 1993).
Age: 58

Walter J.P. Curley            Director        Director since   Venture Capital Investor;    Director, Sotheby's
645 Fifth Avenue                              1990             United States Ambassador     Holdings, Inc.
18th Floor                                                     to Ireland (1976-77) and
New York, NY 10022                                             to France (1989-93);
Age: 79                                                        President, Curley Land
                                                               Company; Board of
                                                               Trustees, The Frick
                                                               Coltection; Achells
                                                               Foundation and Bodman
                                                               Foundation; Executive
                                                               Committee Member, The
                                                               American Society of the
                                                               French Legion of Honor;
                                                               and Honorary Chairman of
                                                               the French American
                                                               Foundation.

Serge Demoliere               Director        Director since   Member, Board of                   None
Bankgesellschaft Berlin                       2001             Management,
BG-EH                                                          Bankgesellschaft Berlin
Alexanderplatz 2                                               AG (since 2001) General
Berlin, Germany 10178                                          Manager (until 2001)
Age: 44

Dirk Kipp                     Director        Director since   Managing Director,                 None
Bankgesellschaft Berlin                       2001             Bankgesellschaft Berlin
BG-EH                                                          AG, responsible for the
Alexanderplatz 2                                               Bank's proprietary equity
Berlin, Germany 10178                                          trading.
Age: 40

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Supplemental Information (unaudited) (continued)
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (continued)

                                                   TERM OF                                         OTHER
                                 POSITIONS       OFFICE AND           PRINCIPAL                DIRECTORSHIPS
                                 HELD WITH        LENGTH OF         OCCUPATION(S)                 HELD BY
NAME, ADDRESS AND AGE           REGISTRANT       TIME SERVED     DURING PAST 5 YEARS             DIRECTOR
---------------------           ----------      ------------     -------------------           -------------
Michel Longchampt               Director        Director since   Chairman of the Board,             None
Macsteel International USA Corp.                1990             Macsteel International
33 Westchester Ave, Suite 5101                                   USA (since May 1999),
White Plains, NY 10604                                           Chairman of the Board
Age: 68                                                          (until May 1999),
                                                                 President and Chief
                                                                 Executive Officer (until
                                                                 December 1997),
                                                                 Francosteel Corporation;
                                                                 Consultant, Longchampt
                                                                 Resources (since January
                                                                 1998).

Gregory L. Melville             Director        Director since   Assistant Director,                None
Bankgesellschaft Berlin                         2000             Bankgesellschaft Berlin
BG-EH                                                            AG
Alexanderplatz 2
Berlin, Germany 10178
Age: 46

Michel A. Rapaccioli            Director        Director since   President, Arfin (since            None
62 bis rue des Belles Feuilles                  1990             June 1995); Vice
75116 Paris, France                                              President and Chief
Age: 68                                                          Financial Officer, Texas
                                                                 gulf Inc. (until May
                                                                 1995); Senior Vice
                                                                 President and Chief
                                                                 Financial Officer, Elf
                                                                 Aquitaine, Inc. (until
                                                                 1994); Chairman and Chief
                                                                 Executive Officer, Elf
                                                                 Technologies, Inc. (until
                                                                 1994)

Moritz Sell                     Director        Director since   Director, Market Strategist,       None
Bankgesellschaft Berlin                         2000             Bankgesellschaft Berlin AG
1 Crown Court
Cheapside
London
EC2V6LR United Kingdom
Age 35

John W. Spurdle, Jr.            Director        Director since   Managing Partner, Spurdle    Director, Asset
Spurdle & Co.                                   1990             & Company; Chairman,         Management Investment
515 Madison Avenue                                               Investment Management        Company PLC,
Suite 3702                                                       Partners; President,         International Foreign
New York, NY 10022                                               Asset Management             Exchange Concepts,
Age: 65                                                          Investment Company, Inc.     Inc., Valenzuela
                                                                 (since August 1997); and     Capital Partners LLC,
                                                                 Advisory Director,           Financial Management
                                                                 Trautman Wasserman &         Advisors LLC, AMIC
                                                                 Company, Inc. (since         Canada Ltd., AMIC
                                                                 September 2002)              Australia Pty. Ltd.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Supplemental Information (unaudited) (concluded)
--------------------------------------------------------------------------------

INTERESTED DIRECTORS

                                                   TERM OF                                         OTHER
                                 POSITIONS       OFFICE AND           PRINCIPAL                DIRECTORSHIPS
                                 HELD WITH        LENGTH OF         OCCUPATION(S)                 HELD BY
NAME, ADDRESS AND AGE           REGISTRANT       TIME SERVED     DURING PAST 5 YEARS             DIRECTOR
---------------------           ----------      ------------     -------------------           -------------
John Bult                       Director        Director since   Chairman, PaineWebber        Director, The Germany
PaineWebber International Inc.                  1990             International, Inc.          Fund, Inc., The New
1285 Avenue of the Americas                                                                   Germany Fund, Inc.,
37th Floor                                                                                    the Central European
New York, NY10019                                                                             Equity Fund, Inc. and
Age: 66                                                                                       the Greater China
                                                                                              Fund, Inc.

Pierre H.R. Daviron             Director,       Director since   Partner, DR Associates       Chairman of the
The France Growth               President and   1990             (since December 1993);       Board of the Fund
Fund, Inc.                      Chief           President        Executive Vice President,    (May 1990 -
237 Park Avenue                 Investment      and Chief        Marque Millennium Capital    February 1993)
Suite 900                       Officer         Investment       Management Ltd.
New York, NY 10017                              Officer since    (2000-2002); Managing
Age: 60                                         2002             Director (until 1999),
                                                                 President and Chief
                                                                 Investment Officer
                                                                 (1993-1998), Oppenheimer
                                                                 Capital International.

OFFICERS

Steven M. Cancro                Vice President  Vice President   First Vice President               --
The France Growth Fund, Inc.    and Secretary   since 1992       and Senior Counsel,
237 Park Avenue                                 Secretary since  Credit Agricole
Suite 900                                       1991             Indosuez (New York)
New York, NY 10017                                               (until July 2002)
Age: 48

Paul H. Schubert                Treasurer       Treasurer since  Executive Director, UBS            --
UBS Global Asset                                2002             Global Asset Management
Management (US) Inc.                                             (US) Inc., Treasurer for
51 West 52nd Street                                              investment companies for
New York, NY 10019                                               which UBS Global Asset
Age: 40                                                          Management (US) Inc.
                                                                 serves as investment
                                                                 adviser and/or
                                                                 administrator (since
                                                                 1994).

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

     This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

     Comparisons between changes in the Fund's net asset value per share and changes in the SBF Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the euro/U.S. dollar exchange rate.